UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2006
                                                 -------------------------------

                              FFMLT Trust 2006-FF13
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                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
               ---------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)


        Delaware                  333-132809-29               13-3387389
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation              File Number             Identification No.
      of depositor)             of issuing entity)           of depositor)

85 Broad Street, New York, New York                              10004
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(Address of principal executive offices of depositor)          (Zip Code)

Depositor's telephone number, including area code (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

       On September 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the FFMLT Trust 2006-FF13 Mortgage Pass-Through Certificates, Series 2006-FF13 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $2,054,763,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of September 26, 2006, by and between the Company and the Underwriter.

       The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of September 26, 2006, by and among GS Mortgage Securities Corp., as depositor, Goldman, Sachs & Co., as an underwriter and NatCity Investments, as an underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2006, by and among GS Mortgage Securities Corp., as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006, by and between GS Mortgage Securities Corp., Goldman Sachs Mortgage Company and First Franklin Financial Corporation (included as Exhibit S to Exhibit 4).

Exhibit 10.2 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of February 27, 2004, by and between First Franklin Financial Corporation and Goldman Sachs Mortgage Company, as amended by Amendment No. 1 to the Purchase Agreement, dated November 29, 2004, Amendment No. 2 to the Purchase Agreement, dated January 20, 2006 and as modified by that certain Regulation AB Compliance Addendum, dated as of January 31, 2006 (as so amended, the "Purchase Agreement") by and between First Franklin Financial Corporation and Goldman Sachs Mortgage Company (included as Exhibit S to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of September 28, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of September 28, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit
                  4).

Exhibit 10.5 Confirmation, dated as of September 20, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.6 Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006, by and among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, N.A. (included as Exhibit Z to Exhibit 4).

Exhibit 10.7 Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006, by and among GS Mortgage Securities Corp., Deutsche Bank National Association and Wells Fargo Bank, N.A. (included as Exhibit Z to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 13, 2006                    GS MORTGAGE SECURITIES CORP.


                                          By:     /s/ Michelle Gill
                                              --------------------------------
                                              Name:   Michelle Gill
                                              Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.           Description                                Electronic (E)
-----------           -----------                                --------------
     1                                                                 (E)
                      Underwriting Agreement, dated as of
                      September 26, 2006, by and among GS
                      Mortgage Securities Corp., as
                      depositor, Goldman, Sachs & Co., as
                      an underwriter and NatCity
                      Investments, as an underwriter.

     4                Pooling and Servicing Agreement,                 (E)
                      dated as of September 1, 2006, by and
                      among GS Mortgage Securities Corp.,
                      as depositor, National City Home Loan
                      Services, Inc., as servicer, and
                      Deutsche Bank National Trust Company,
                      as trustee.

  10.1                Assignment, Assumption and                       (E)
                      Recognition Agreement, dated as of
                      September 28, 2006, by and between GS
                      Mortgage Securities Corp., Goldman
                      Sachs Mortgage Company and First
                      Franklin Financial Corporation
                      (included as Exhibit S to Exhibit 4).

  10.2                Flow Mortgage Loan Purchase and                  (E)
                      Warranties Agreement, dated as of
                      February 27, 2004, by and between
                      First Franklin Financial Corporation
                      and Goldman Sachs Mortgage Company,
                      as amended by Amendment No. 1 to the
                      Purchase Agreement, dated November
                      29, 2004, Amendment No. 2 to the
                      Purchase Agreement, dated January 20,
                      2006 and as modified by that certain
                      Regulation AB Compliance Addendum,
                      dated as of January 31, 2006 (as so
                      amended, the "Purchase Agreement") by
                      and between First Franklin Financial
                      Corporation and Goldman Sachs
                      Mortgage Company (included as Exhibit
                      S to Exhibit 4).

  10.3                ISDA Master Agreement, dated as of               (E)
                      September 28, 2006, by and between
                      Goldman Sachs Mitsui Marine
                      Derivatives Products, L.P., the swap
                      provider, and Deutsche Bank National
                      Trust Company, the trustee (included
                      as Exhibit X to Exhibit 4).

  10.4                Schedule to the Master Agreement,                (E)
                      dated as of September 28, 2006, by
                      and between Goldman Sachs Mitsui
                      Marine Derivatives Products, L.P.,
                      the swap provider, and Deutsche Bank
                      National Trust Company, the trustee
                      (included as Exhibit X to Exhibit 4).

  10.5                Confirmation, dated as of September              (E)
                      20, 2006, by and among Goldman Sachs
                      Capital Markets, L.P., Goldman Sachs
                      Mitsui Marine Derivatives Products,
                      L.P., the swap provider, Goldman
                      Sachs Mortgage Company, L.P., and
                      Deutsche Bank National Trust Company,
                      the trustee (included as Exhibit X to
                      Exhibit 4).

  10.6                Assignment, Assumption and                       (E)
                      Recognition Agreement, dated as of
                      September 28, 2006, by and among
                      Goldman Sachs Mortgage Company, GS
                      Mortgage Securities Corp. and Wells
                      Fargo Bank, N.A. (included as Exhibit
                      Z to Exhibit 4).


  10.7                Assignment, Assumption and                       (E)
                      Recognition Agreement, dated as of
                      September 28, 2006, by and among GS
                      Mortgage Securities Corp., Deutsche
                      Bank National Association and Wells
                      Fargo Bank, N.A. (included as Exhibit
                      Z to Exhibit 4).